EXHIBIT 10.11



July 22, 1993


Mr. Paul Tezak
Vice President
Smith's Food & Drug Centers, Inc.
1550 South Redwood Road
Salt Lake City, Utah 84104

Dear Paul:

On behalf of West One Bank, Idaho, I am pleased to extend the following financing commitment to Smith's Food & Drug Centers, Inc.

Borrower:                     Smith's Food & Drug Centers, Inc.

Lender/Bank:             West One Bank, Idaho

Committed Credit
Facility:                       Fifteen   Million   Dollars   ($15,000,000)
                    unsecured committed revolving line of credit. The line of credit shall be evidenced by two notes, the West One Bank, Idaho Reference Rate Promissory Note and the Negotiated Rate Promissory Note, which notes shall replace the two Fifteen Million Dollars ($15,000,000)
                    notes, the West One Bank, Idaho Reference Rate Promissory Note and the Negotiated Rate Promissory
                    Note, dated June 1, 1992. At no time shall the aggregate amount outstanding under the Committed Credit Facility exceed Fifteen Million Dollars ($15,000,000).

Maturity:           May 31, 1995

Interest Rate:            One of two options to be decided upon by Borrower
                    on the date of each requested advance:

                                        a.   Negotiated rate and term to be
                         agreed upon at the time of each requested advance. No advance shall exceed a maximum term of 180 days.

                                        b.   West One Bank, Idaho Reference
                         Rate as that rate may change from time to time.

Fee:                                .125%  Non-Usage fee calculated on  the
                    unused daily balance of the Committed Credit Facility which fee shall be payable quarterly in arrears.

Covenants:                 The  commitment  of  the  Bank  to  provide  the
                    financing described herein is conditioned upon the following:

                                         a.   Receipt by Bank of Borrower's
                         audited fiscal year-end financial statement within 90 days of each fiscal year-end.

                                         b.   Receipt by Bank of Borrower's
                         quarterly company prepared financial statements or 10-Q's within 60 days of each fiscal quarter end.

                                         c.   Receipt by Bank of Borrower's
                         quarterly compliance certificate within 60 days of each fiscal quarter end.

                                          d.     Borrower  shall   maintain
                         stockholders equity of no less than Four Hundred Fifty Million Dollars ($450,000,000).

                                         e.    Borrower  shall  maintain  a
                         Debt/Net Worth ratio of no greater than 3.00:1. Debt/Net Worth ratio calculated as total liabilities divided by stockholders equity.

                                        f.   Borrower shall maintain a cash
                         flow ratio of no less than 1.50:1. Cash flow ratio calculated as (earnings before interest & taxes + rent expense - sublease) divided by (rent expense - sublease + interest expense).

Uncommitted Credit
Facility:                      Five  Million Dollars ($5,000,000) unsecured
                    uncommitted revolving line of credit. The line of credit shall be evidenced by a note, the Promissory Note, which note shall replace the Five Million Dollars ($5,000,000) Promissory Note dated June 1, 1992. It is understood and agreed that advances on the Uncommitted Credit Facility are at the sole option and discretion of Bank.

Interest Rate:            Negotiated rate and term to be agreed upon at the
                    time  of  each  requested advance.   No  advance  shall
                    exceed a maximum term of 180 days. Contractual rate, (ie. or bid rate) cannot exceed West One Bank, Idaho reference rate.

Fee:                None.

This financing commitment shall expire on August 6, 1993 unless accepted by Borrower and received by Bank on or before that date.

Sincerely,



George Welch
Vice President
Corporate Banking Utah
(801) 534-6071

This  financing  commitment  and  all  terms  and  conditions  herein   are
understood, agreed to, and accepted this ____ day of ____________, 199__.

SMITH'S FOOD & DRUG CENTERS, INC.



By:  _____________________
     Its _________________


CORPORATE RESOLUTION AUTHORIZING BORROWINGS




I, the undersigned Secretary of Smith's Food & Drug, Inc. (herein called the "Corporation"), hereby certify as follows: The corporation is organized and existing under and by virtue of the laws of the State of Delaware has its principal office at 1550 South Redwood Road, Salt Lake City, Utah.

I further certify that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly and regularly called andheld on April 29, 1993, at which a quorum was present and voting, the following resolutions were unanimously adopted:

Be it resolved that any one (1) of the following named officers or employees of this Corporation, whose actual signatures are shown below:


          NAME           TITLE               ACTUAL SIGNATURE


        Matthew    G.    Tezak           Senior   Vice    President,    CFO
_________________________________


            Richard        Osborne                Assistant       Treasurer
_________________________________


            Casey       Jones               Director       of       Banking
_________________________________


        Paul   Tezak            Vice   President,   Finance   &   Treasurer
_________________________________


acting for and on behalf of this Corporation and as its act and deed, be and they are hereby authorized and empowered:

     Borrow. To borrow without limitation from West One Bank, Idaho, N.A. (herein called the "Bank"), on such terms as may be agreed upon between the officers and employees and the Bank, such sum or sums of money as in their judgment should be borrowed.

     Execute Notes. To execute and deliver to the Bank the promissory note or notes of the Corporation, on the Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to the Bank, and also to execute and deliver to the Bank any renewal or renewals of the notes, or any of them, or any part thereof.

     Negotiate. To draw, endorse, and discount with the Bank drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which Corporation may have an interest, and either to receive cash for the same or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Further Acts. To do and perform such other acts and things and to execute and deliver such other documents, including limited authorizations to other corporate officers or employees to perform any acts, as may in their discretion be deemed reasonably necessary or proper in order to carry into effect any of the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that these Resolutions shall remain in full force and effect until written notice of the revocation thereof shall have been delivered to and received by the Bank. Any such notice shall not affect any agreements in effect or committed at the time notice is given.

I FURTHER CERTIFY that the persons named above are principal officers of the Corporation and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation as of April 29, 1993.





                                           Secretary'             Signature
_____________________________________
                                             Michael C. Frei
(corporate   seal   if  any)                                  Senior   Vice
President &
                                             Corporate Secretary

                     NEGOTIATED RATE PROMISSORY NOTE

$15,000,000.00                                              June 1, 1993



FOR VALUE RECEIVED, Smith's Food & Drug Centers, Inc. ("Borrower") does hereby promise to pay to the order of West One Bank, Idaho ("Bank") at its Corporate Banking Office at 101 South Capitol Boulevard, Boise, Idaho 83702, in lawful money of the United States of America and in immediately available funds, the principal amount of Fifteen Million ($15,000,000.00) Dollars or such lesser amount that may be advanced by Bank from time to time to or for the benefit of Borrower from and after the date of this note through the final maturity date of May 31, 1995. Interest shall commence to accrue with respect to each borrowing at the Negotiated Rate on the date of each borrowing, calculated on a 360-day basis and shall be payable, in like funds, on the earlier of the maturity date of the borrowing or the final maturity date.

All borrowings and all payments made on account of principal shall be recorded on the Bank's ledger. Each such record of any borrowing hereunder shall be conclusive evidence that such borrowing was made by Bank to Borrower. The principal and interest balance due as stated on the Bank's ledger shall be the sole criteria for computation of principal and interest balances.

Provided the resulting unpaid balance does not exceed the maximum amount stated above, advances may be made at the oral or written request of Matthew Tezak, or Paul Tezak, or Casey Jones, or Richard Osborne, any one acting alone, who is authorized to request borrowings, to agree on rate, to set the maturity of each borrowing, and to direct the disposition of any such borrowings until written notice of the revocation of such authority is received by the Bank.

Failure to pay any principal or interest when due, or failure to comply with any provision of this note entitles the holder to declare, at its option, the entire remaining unpaid balance of principal and accrued interest immediately due and payable, without presentment, protest, or further demand or notice of any kind, all of which are hereby expressly waived. Any unpaid balance, after maturity, including principal and interest and late charges, shall bear interest at a rate per annum equal to West One Bank, Idaho Reference Rate, which rate is changed from time to time and is effective as of the date of such change, plus 2 percent. Borrower promises to pay all costs of collection, including reasonable attorneys' fees, whether or not suit is commenced.

SMITH'S FOOD & DRUG CENTERS, INC.



By:  _____________________________
     Its _________________________
           WEST ONE BANK, IDAHO REFERENCE RATE PROMISSORY NOTE

                                                               June 1, 1993
$15,000,000.00

FOR VALUE RECEIVED, Smith's Food & Drug Centers, Inc. ("Borrower") does hereby promise to pay to the order of West one Bank, Idaho ("Payee") at its office at 101 South Capitol Boulevard, Boise, Idaho 83702, in lawful money of the United States of America, in immediately available funds, the principal amount of Fifteen Million Dollars ($15,000,000.00)or the total unpaid principal amount advanced by Bank from time to time to or for the benefit of or at the request of Borrower from and after the date of this note through the final maturity date of May 31, 1995, together with interest thereon at the time and rate specified in this note.

Provided the resulting unpaid balance does not exceed the maximum amount stated above, advances may be made at the oral or written request of Matthew Tezak, or Paul Tezak, or Casey Jones, or Richard Osborne, any one acting alone, who is authorized to request advances and to direct the disposition of any such advances until written notice of the revocation of such authority is received by the Payee.

All advances and all payments made on account of principal shall be recorded on the Bank's ledger. Each such record of any advance hereunder shall be conclusive evidence that the advance was made by Bank to Borrower. The principal and interest balance due as reflected on the Bank's ledger shall be the sole criteria for computation of principal and interest balances.

Each advance under the note shall bear interest from the date of such advance until payment in full at a rate equal to the rate of interest publicly announced from time to time by West one Bank, Idaho, as its West One bank, Idaho Reference Rate. Interest shall be computed on the basis of a 365 or 366 day year and actual days elapsed. Any change in the interest rate of this note shall take effect at the opening of business of the day specified in the public announcement of a change in said West One Bank, Idaho Reference Rate. Accrued interest shall be payable monthly on the last day of each month commencing June 30, 1993, and on the last day of each successive month thereafter, and upon payment in full of principal of this note on the final maturity date.

Failure to pay any principal or interest when due, or failure to comply with any provision of any document executed by the undersigned, entitles the holder to declare, at its option, the entire remaining unpaid balance of principal and accrued interest immediately due and payable, without presentment, protest, or further demand or notice of any kind, all of which are hereby expressly waived. Any unpaid balance, after maturity, including principal and interest and late charges, shall bear interest at a rate per annum equal to said West One Bank, Idaho Reference Rate, plus 2 percent. Borrower promises to pay all costs of collection, including reasonable attorney's fees, whether or not suit is commenced.

SMITH'S FOOD & DRUG CENTERS, INC.



By:  _________________________
     Its _____________________
                             PROMISSORY NOTE
                                                               June 1, 1993
$5,000,000.00


FOR VALUE RECEIVED, Smith's Food & Drug Centers, Inc. ("Borrower") does hereby promise to pay to the order of West One Bank, Idaho ("Bank") at its Corporate Banking Office at 101 South Capitol Boulevard, Boise, Idaho 83702, in lawful money of the United States of America and in immediately available funds, the principal amount of Five Million ($5,000,000.00) Dollars or such lesser amount that may be advanced by Bank from time to time to or for the benefit of Borrower from and after the date of this note through the maturity date established by Bank and Borrower each time Borrower requests and Bank agrees to make a loan. Interest shall commence to accrue with respect to each borrowing at a rate negotiated by Bank and Borrower at the time of each borrowing, calculated on a 360-day basis and shall be payable, in like funds, on the maturity date established by Bank and Borrower at the time of each borrowing.

All borrowings and all payments made on account of principal shall be recorded on the Bank's ledger. Each such record of any borrowing hereunder shall be conclusive evidence that such borrowing was made by Bank to Borrower. The principal and interest balance due as stated on the Bank's ledger shall be the sole criteria for computation of principal and interest balances.

Provided the resulting unpaid balance does not exceed the maximum amount stated above, advances may be made at the oral or written request of Matthew Tezak, or Paul Tezak, or Richard Osborne, or Casey Jones, any one acting alone, who is authorized to request borrowings, to agree on rate, to set the maturity of each borrowing, and to direct the disposition of any such borrowings until written notice of the revocation of such authority is received by the Bank.

Failure to pay any principal or interest when due, or failure to comply with any provision of this note entitles the holder to declare, at its option, the entire remaining unpaid balance of principal and accrued interest immediately due and payable, without presentment, protest, or further demand or notice of any kind, all of which are hereby expressly waived. Any unpaid balance, after maturity, including principal and interest and late charges,shall bear interest at a rate per annum equal to West One Bank, Idaho, Reference Rate, which rate is changed from time to time and is effective as of the date of such change, plus 2 percent. Borrower promises to pay all costs of collection, including reasonable attorney's fees, whether or not suit is commenced.

It is understood and agreed that this note does not in any manner obligate the Bank to lend to Borrower and that all borrowings are made at the sole discretion of Bank.

SMITH'S FOOD & DRUG CENTERS, INC.



By:  _______________________
     Its ___________________